UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant:  ☒

Filed by a Party other than the Registrant:  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant under § 240.14a-12

CRYO-CELL INTERNATIONAL, INC.

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROXY STATEMENT

CRYO-CELL INTERNATIONAL, INC.

700 BROOKER CREEK BOULEVARD

SUITE 1800

OLDSMAR, FLORIDA 34677

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 3, 2022

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder meeting to be held October 3, 2022

The Proxy Statement and our 2021 Annual Report on Form 10-K are available on the Internet at http://www.proxydocs.com/CCEL

To the Stockholders of Cryo-Cell International, Inc.:

Notice is hereby given that the 2022 Annual Meeting of the Stockholders of Cryo-Cell International, Inc. (the “Company”) will be held on Monday, October 3, 2022 at 11:00 a.m., local time, at Cryo-Cell International, Inc., 700 Brooker Creek Blvd., Suite 1800, Oldsmar, Florida 34677. The meeting is called for the following purposes:

1 To consider for election four individuals named in the attached proxy statement to the Company’s Board of Directors;

2 To ratify the appointment of Wipfli LLP as our independent registered public accountants for the fiscal year ending November 30, 2022;

3 To consider and approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers;

4 To consider and approve a non-binding advisory vote on the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive offices in its proxy statement for stockholder consideration;

5 To approve the 2022 Equity Incentive Plan; and

6 To consider and take action upon such other matters as may properly be brought before the meeting or any postponements or adjournments thereof by or at the direction of the Board of Directors.

The close of business on September 2, 2022, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

A proxy for the meeting is enclosed with this Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement. You are requested to complete and return the accompanying proxy card, which is solicited by the Company’s Board of Directors, in the enclosed envelope, or submit a proxy via the Internet or telephone, to be sure that your shares will be represented and voted at the Annual Meeting. The enclosed proxy card contains instructions on submitting a proxy via the Internet or telephone or, if your shares are registered in the name of a broker or bank, your broker or bank will provide instructions, including as to providing voting instructions over the Internet or by telephone.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold or whether you plan to attend the meeting in person. I urge you to read the accompanying Proxy Statement and submit a proxy for your shares as soon as possible.

By Order of the Board of Directors,

David Portnoy
Chairman and Co-Chief Executive Officer

Dated: September 16, 2022

2

PROXY STATEMENT

CRYO-CELL INTERNATIONAL, INC.

This Proxy Statement is furnished to the stockholders of Cryo-Cell International, Inc. (the “Company”) in connection with the Annual Meeting of Stockholders and any adjournments or postponements thereof. The meeting will be held at Cryo-Cell International, Inc., 700 Brooker Creek Blvd., Suite 1800, Oldsmar, Florida 34677, on October 3, 2022 at 11:00 a.m., local time.

This Proxy Statement and the Notice of Annual Meeting are being provided to stockholders beginning on or about September 16, 2022. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2021 accompanies this Proxy Statement. The Company, a Delaware corporation, has its principal executive offices at 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677.

The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Stockholders Entitled to Vote

Only holders of record of our shares of common stock at the close of business on September 2, 2022 are entitled to notice of and to vote at the meeting and at any adjournments or postponements of the meeting. Each share entitles its holder to one vote on each matter presented at the meeting. The holders of one-third of the shares entitled to vote at the meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting. On the record date, there were 8,525,255 shares outstanding.

Vote Required

As provided in the Company’s bylaws, directors are elected by a plurality of votes cast. This means that the four candidates receiving the highest number of “FOR” votes will be elected. In the election of directors, you may vote “FOR” or “WITHHOLD” with respect to each of the nominees. A properly executed proxy card marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting but will not be considered to have been voted for or against the director nominee. Withhold votes will have no effect on the outcome of the election.

When voting on all other business matters, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

Approval of each of Proposals 2, 3, 4 and 5 requires a majority of votes cast affirmatively or negatively at a meeting by the holders of shares entitled to vote thereon. However, with regard to Proposal 4, if no frequency receives the approval of a majority of the votes cast, we will consider the option of ONE YEAR, TWO YEARS or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by stockholders.

Broker non-votes and abstentions will have no effect on the outcome of the vote on Proposals 1 through 5. Broker non-votes do not count as a vote cast. The Company’s bylaws provide that directors shall be elected by a plurality of the votes cast and that all other corporate action to be taken by vote of the stockholders shall be authorized by a majority of votes cast affirmatively or negatively; at a meeting of stockholders by the holders of shares entitled to vote thereon. Proposal 2, regarding the ratification of auditors, is considered routine, so that there likely will be no “broker non votes” on such Proposal.

As to Proposals 3 and 4, the advisory, non-binding resolutions with respect to our executive compensation as described in this Proxy Statement, while these votes are required by law, they will neither be binding on the Company or the Board of Directors, nor will they create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board of Directors.

No proposals other than those identified on the Notice of Annual Meeting were submitted to the Company pursuant to the advance notice provisions of the Company’s bylaws. Thus, any other proposals raised at the Annual Meeting, other than procedural matters raised by the Chairman of the Annual Meeting, will be ruled out of order.

On March 8, 2018, the Company entered into Stockholder Agreements with George Gaines, a former member of the Board of Directors of the Company, David Portnoy, Co-Chief Executive Officer of the Company and Mark Portnoy, Co-Chief Executive Officer of the Company (“Restricted Stockholders”), copies of which were filed on March 13, 2018 with the Securities and Exchange Commission under cover of Form 8-K. Pursuant to the Stockholder Agreements, the Restricted Stockholders may vote their shares of Common Stock of the Company up to their respective Voting Percentage Limit in their discretion with regard to the election of directors and all other matters. For this purpose, “Voting Percentage Limit” means 14.35% of the Common Stock outstanding on the record date for Mr. David Portnoy, 9.5% of the Common Stock outstanding on the record date for Mr. Mark Portnoy, and 11.15% of the Common Stock outstanding on the record date for Mr. George Gaines. If a Restricted Stockholder owns shares of Common Stock in excess of his respective Voting Percentage Limit, such person must vote such shares:

•

With respect to Proposal 1, in the same proportion as the Common Stock not beneficially owned by Mr. David Portnoy, Mr. Mark Portnoy or Mr. George Gaines are voted affirmatively “for” or to “withhold authority” with respect to, as applicable, the election of each person nominated to serve as a director.

•

With respect to all other Proposals, in the same proportion as the Common Stock not beneficially owned by any current officer or director are voted “for” or “against”, or “abstain” with respect to, each such Proposal. For this purpose, broker non-votes and all shares of Common Stock that are not present, in person or by proxy, at the Annual Meeting are not considered.

Copies of the Stockholders Agreements are attached as Exhibits 10.3, 10.4 and 10.5, respectively, to the Current Report on Form 8-K filed with the SEC on March 13, 2018.

No proposals other than those identified on the Notice of Annual Meeting were submitted to the Company pursuant to the advance notice provisions of the Company’s bylaws. Thus, any other proposals raised at the Annual Meeting, other than procedural matters raised by the Chairman of the Annual Meeting, will be ruled out of order. Proposal 2, regarding the ratification of auditors, is considered routine, so that there likely will be no “broker non votes” on such Proposal.

How to Vote

Your vote is very important to the Board no matter how many shares of Common Stock you own. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares today.

If You Are a Record Holder of Common Stock

If you are a record holder of Common Stock (including unvested restricted stock), you may vote your shares either by submitting a proxy in advance of the Annual Meeting or by voting in person at the Annual Meeting. By submitting a proxy, you are legally authorizing another person to vote your shares on your behalf. We urge you to use the enclosed proxy card to vote FOR the Board’s nominees and FOR Proposals 2 ,3 and 5 and FOR “One Year” for Proposal 4. If you submit the executed proxy card which accompanies this proxy statement, but you do not indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations set forth in this Proxy Statement. In addition, if any other matters are brought before the Annual Meeting (other than the Proposals contained in this Proxy Statement), then the individuals listed on the proxy card will have the authority to vote your shares on those other matters in accordance with their discretion and judgment.

Whether or not you plan to attend the Annual Meeting, we urge you to promptly submit a proxy by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you later decide to attend the Annual Meeting and vote in person, that vote will automatically revoke any previously submitted proxy.

If You Hold Your Shares in “Street Name”

If you hold your shares in “street name,” i.e., through a bank, broker or other holder of record (a “custodian”), your custodian is required to vote your shares on your behalf in accordance with your instructions. Please note that if you intend to vote your street name shares in person at the Annual Meeting, you must provide a “legal proxy” from your custodian at the Annual Meeting.

Under applicable rules, brokers who hold shares in “street name” for customers (including securities like our Common Stock) have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to matters deemed “non-routine,” including any director election, contested matter or other matter that may substantially affect the rights and privileges of stockholders. As a result, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote those shares on “non-routine” matters, which are referred to generally as “broker non-votes.” Proposal 2, regarding the ratification of auditors, is considered routine, so that there will be no “broker non votes” on such Proposal. Broker non-votes will have no effect on the outcome of Proposals 1, 3, 4 and 5.

Broker non-votes and abstentions will have no effect on the outcome of the vote on Proposals 1 through 5. Broker non-votes do not count as a vote cast. The Company’s bylaws provide that directors shall be elected by a plurality of the votes cast and that all other corporate action to be taken by vote of the stockholders shall be authorized by a majority of votes cast affirmatively or negatively; at a meeting of stockholders by the holders of shares entitled to vote thereon. Proposal 2, regarding the ratification of auditors, is considered routine, so that there will be no “broker non votes” on such Proposal.

Proxy Revocability

Any proxy given pursuant to this solicitation is revocable at any time prior to the voting at the meeting by (1) delivering written notice to the Secretary of the Company, (2) submitting a later dated proxy, or (3) attending the Annual Meeting and voting in person.

PROPOSAL 1—ELECTION OF DIRECTORS

The Board has four nominees for election at the Annual Meeting. Each of the nominees named below is currently a director of the Company. If elected, each of the four directors will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, or as otherwise provided by the Company’s bylaws or by Delaware law. Each person nominated for election has consented to being named in this proxy statement and has agreed to serve if elected. The Board does not believe that any nominee will be unable to serve.

Nominees for Election of Director

The name, age, principal occupation and other information concerning each current nominee for election as a director are set forth below:

David I. Portnoy, age 59, Chairman and Co-Chief Executive Officer. Mr. Portnoy has served as Chairman of the Board and Co-Chief Executive Officer of the Company since August 2011. Since 2002, Mr. Portnoy has served as Chairman of the Board of Directors of Partner-Community, Inc., which provides software and hardware integration solutions to telecommunication companies and which was awarded the Verizon 2010 Supplier Recognition Award for Outstanding Performance. Mr. Portnoy provided the initial venture capital to Waves Audio Ltd, a leading audio technology company. Mr. Portnoy graduated Magna Cum Laude in 1984 from The Wharton School of Finance at the University of Pennsylvania where he earned a Bachelor of Science Degree in Economics with a joint major in finance and accounting. David I. Portnoy is the brother of Mark L. Portnoy, a director and Co-Chief Executive Officer of the Company. We believe that Mr. Portnoy’s knowledge of the Company having served as its Co-Chief Executive Officer assists the Board with its oversight of the strategic plan of the Company. Additionally, we believe that Mr. Portnoy’s financial and business experiences provide the Board with general business acumen.

Mark L. Portnoy, age 58, Co-Chief Executive Officer. Mr. Portnoy has served as Co-Chief Executive Officer since August 2011. Mr. Portnoy served as a director from August 2011 through September 2020. Additionally, since 2002 and 2007, Mr. Portnoy has served on the boards of directors of Partner-Community, Inc. and uTIPu Inc., a private Internet-based business, respectively. Mr. Portnoy has been engaged in managing his personal investments since April 1997. From January 1995 to April 1997, Mr. Portnoy was employed at Strome, Susskind Investments as its Chief Fixed Income Trader. From March 1986 until November 1991, Mr. Portnoy was employed at Donaldson, Lufkin & Jenrette Securities Corp. as a Fixed Income Arbitrage Trader, with a trading portfolio ranging in size from $1 billion to $7 billion. In addition to the finance experience, Mr. Portnoy’s experience includes negotiating contracts for National Basketball Association players totaling approximately $30 million. Mr. Portnoy graduated Phi Beta Kappa from the University of North Carolina at Chapel Hill with a degree in Economics in December 1985. Mark L. Portnoy is the brother of David I. Portnoy, Chairman of the Board and Co-Chief Executive Officer of the Company. We believe that Mr. Portnoy’s knowledge of the Company having served as its Co-Chief Executive Officer assists the Board with its oversight of the strategic plan of the Company. Additionally, we believe that Mr. Portnoy’s financial and business experiences provide the Board with general business acumen.

Harold D. Berger, age 58, has served as a director since August 2011. Mr. Berger is a certified public accountant. Prior to opening his own accounting practice in 2005, Mr. Berger was an equity partner with Habif, Arogeti & Wynne, LLP, an accounting firm based in Atlanta, Georgia. Over the past 25 years, Mr. Berger also has served on boards for a variety of charitable organizations. Mr. Berger currently serves as Treasurer and Executive Committee Member of the Holly Lane Foundation (f/k/a The Gatchell Home, Inc.), as Director and Finance committee member of the Jewish Educational Loan Fund, Inc., and as Director and financial adviser to The Atlanta Group Home Foundation, Inc. Mr. Berger graduated in December 1987 from the University of Texas at Austin with a Master’s Degree in Professional Accounting. Mr. Berger is a member of the American Institute of Certified Public Accountants (AICPA) and the Georgia Society of Certified Public Accountants (GSCPA). We believe that Mr. Berger’s years of experience as an auditor and accountant, including expertise in financial accounting, provides the Board and the Audit Committee of the Board with valuable financial and accounting experience.

Daniel Mizrahi, age 48, has served as a director since September 2021. Since 2012, Mr. Mizrahi has served as CEO of Power Tech, S.A. an overseas company serving over 3,000 retail clients in the Central America region. From 2008-2012, Mr. Mizrahi was the Director of Purchasing for Cohesa, S.A. – Toolcraft, one of the largest tool companies in Mexico with a purchase budget of approximately $60 million per year. From 2003-2008, Mr. Mizrahi served as Property Manager for Maayan, LLC, which represented a group of foreign investors in the acquisition and management of real estate properties in Florida with over 500 residential units. Over the last 10 years, Mr. Mizrahi has, at times, provided consulting services to Cryo-Cell relating to its Central and South American affiliates and also with regard to the international outsourcing of medical products and marketing materials. We believe that Mr. Mizrahi’s experience provides the Board with general business acumen and an increased ability to effectively oversee and assess management’s execution of the Company’s strategic business plan.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF DAVID PORTNOY, MARK PORTNOY, HAROLD BERGER AND DANIEL MIZRAHI BY EXECUTING AND RETURNING THE ENCLOSED PROXY CARD OR VOTING BY ONE OF THE OTHER WAYS INDICATED THEREON. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

Other Executive Officers

Biographical information regarding the Company’s executive officers who are not or will not be directors of the Company after the Annual Meeting is set forth below:

Jill Taymans, age 53, is the Company’s Vice President, Finance and Chief Financial Officer. Ms. Taymans joined the Company in April 1997 serving initially as Controller and was appointed Chief Financial Officer in May 1998. Ms. Taymans graduated from the University of Maryland in 1991 with a BS in Accounting. She has worked in the accounting industry for over 30 years in both the public and private sectors. Prior to joining the Company, she served for three years as Controller for a telecommunications company.

Oleg Mikulinsky, age 48, is the Company’s Chief Information Officer. Mr. Mikulinsky has served as Cryo-Cell’s Chief Information Officer since March 2012. Mr. Mikulinsky is a software technologist and serial entrepreneur. He has been a founding member of several software enterprises and most recently served as Chief Technology Officer of Partner-Community, Inc. and Chief Technology Officer at uTIPu Inc. from 2007 to 2009. Before that, Mr. Mikulinsky served as the Director of Enterprise Architecture at WebLayers, Inc., where he defined enterprise architecture best practices for companies like AT&T and Defense Information’s Systems Agency (DISA), as well as for many major banking institutions. He contributed to the development of international systems interoperability standards at OASIS-OPEN.ORG and WS-I.ORG. Prior to starting his professional career as a software engineer in United States, Mr. Mikulinsky studied radio electronics at the Bauman Moscow State Technical University (BMSTU), Russia.

Joanne Kurtzberg, M.D., is the Company’s Medical Director. Dr. Kurtzberg has served as the Company’s Medical Director since June 2018. Dr. Kurtzberg is a pioneer in the cord blood field, performing the first unrelated cord blood stem cell transplant, in 1993. She is an internationally renowned expert in pediatric hematology–oncology, pediatric blood and marrow transplantation, umbilical cord blood banking and transplantation, and the novel application of cord blood in the emerging fields of cellular therapy and regenerative medicine. Dr. Kurtzberg was awarded a lifetime achievement award from the PBMTC in 2012. She is the President of the Cord Blood Association. She previously served on the board of the Foundation for the Accreditation of Cellular Therapies and currently co-chairs their cord blood banking standards committee. She co-chairs the National Marrow Donor Program’s Cord Blood Advisory Group and is a past member of the Advisory Council for Blood Stem Cell Transplantation reporting to the Director of Health and Human Services. She is the Director of the Marcus Center for Cellular Cures at the Duke University School of Medicine. She served as an advisor on the Oncologic Drugs Advisory Committee (ODAC) meeting held for Mesoblast, Inc. in 2020.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The business and affairs of the Company are managed under the direction of the board of directors. Currently, the size of the board of directors is set at four. Each director is elected to hold office for a period of one year or until his or her successor is elected. The Company does not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable consequences. Each director of the Company then in office attended the 2021 Annual Meeting of Stockholders.

The board of directors held seven meetings during the fiscal year ended November 30, 2021, and each of the directors then in office, attended at least 75% of the regularly scheduled meetings of the board and the committees of the board of which the director was a member. The committees established by the board of directors include the following:

Audit Committee

The current members of the Audit Committee are Messrs. Berger (Chairman), and Mizrahi. The Audit Committee is comprised entirely of non-employee, independent members of the board of directors and operates under a written charter adopted by the board of directors, which is available on the Company’s website at www.cryo-cell.com. The charter sets out the responsibilities, authority and specific duties of the Audit Committee. In addition, the charter specifies the structure and membership requirements of the committee, as well as the relationship of the Audit Committee to the independent auditors and management of the Company.

The Audit Committee assists the board of directors in fulfilling its oversight responsibilities by reviewing the Company’s internal control systems, audit functions, financial reporting processes, the audit of the Company’s financial statements and methods of monitoring compliance with legal and regulatory matters. In performing these functions, the Audit Committee meets periodically with the independent auditors and management to review their work and confirm that they are properly discharging their respective responsibilities. In addition, the Audit Committee appoints and the full board of directors ratifies the Company’s independent auditors. The Audit Committee met four times during the last fiscal year. The members of the Audit Committee are deemed independent as defined in Rule 4200(a)(15) of the Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934.

The board of directors has determined that each of the Audit Committee members is able to read and understand fundamental financial statements. In addition, the board of directors has determined that Audit Committee member Mr. Harold Berger is an “Audit Committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Exchange Act of 1934. Mr. Berger’s relevant experience includes his current position as partner at his own accounting practice and his prior position as an equity partner with Habif, Arogeti & Wynne, LLP, an accounting firm based in Atlanta, Georgia. In addition, Mr. Berger has a Master’s Degree in Professional Accounting from the University of Texas at Austin.

Compensation Committee

The current members of the Compensation Committee are Messrs. Mizrahi (Chairman) and Berger. The primary function of the Compensation Committee is to establish and oversee the Company’s compensation policies and programs, which determines management and executive compensation benefits. The Compensation Committee is also responsible for the administration of the Company’s incentive and stock option plans and is the approving authority for management recommendations with respect to option grants. The Compensation Committee met three times during last fiscal year. The Compensation Committee is comprised entirely of non-employee, independent members of the board of directors and operates under a written charter adopted by the board of directors which is available on the Company’s website at www.cryo-cell.com. The charter sets out the responsibilities, authority and specific duties of the Compensation Committee.

Governance Committee

The current members of the Governance Committee are and Messrs. Berger (Chairman), and Mizrahi. The primary focus of the Governance Committee is on the composition and operation of the Company’s board of directors. The committee provides assistance to the board of directors in the areas of membership selection, committee selection and rotation practices, evaluation of the overall effectiveness of the board of directors, and review and consideration of developments in corporate governance practices. The committee’s goal is to assure that the composition, practices and operation of the board of directors contribute to value creation and effective representation of the Company’s stockholders.

The Governance Committee has adopted a charter which is available on the Company’s website at www.cryo-cell.com. The charter does not, however, cover the procedures for director nominations made by our board of directors. During the last fiscal year, the Governance Committee met one time during the last fiscal year.

Nominating Committee

The current members of the Nominating Committee are Messrs. Berger and Mizrahi. The Nominating Committee evaluates the Company’s board of directors and examines the skills and characteristics required of board candidates.

Director Independence and Board Leadership Structure

The Board determined that the following existing directors are independent, as independence is defined in Section 303A Corporate Governance Standards the NYSE Listed Company Manual, which we choose to follow: Harold Berger and Daniel Mizrahi.

Mr. David Portnoy serves as our Chairman of the Board. Mr. David Portnoy also serves as Co-Chief Executive Officer of the Company along with Mr. Mark Portnoy, who is the brother of David Portnoy. Messrs. Portnoy and Portnoy have served in these positions since August 2011.

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors reviews information regarding the Company’s financial position, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees potential conflicts of interest. The Governance and Nominating Committees review the Board’s leadership structure to ensure that it is most appropriate for the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.

Director Nomination Process

When a directorship becomes vacant, or the board otherwise determines that an individual should be recruited for possible nomination to the board, the Governance and Nominating Committees, in consultation with the Company’s Co-Chief Executive Officers, will prepare a profile of a candidate expected to provide the most meaningful contribution to the board as a whole. The Nominating Committee will generally consider all of the following: (a) the candidate’s skills, experience and other relevant biographical information, (b) the candidate’s general interest in serving a public corporation, (c) the candidate’s ability to attend board and committee meetings, and (d) any potential concerns regarding independence or conflicts of interest. Following the initial screening, if the Nominating Committee approves a candidate for further review, the Nominating Committee will establish an interview process for the candidate. It is expected that a majority of the members of the Nominating Committees, along with the Company’s Co-Chief Executive Officers, would interview each candidate. At the same time, the Nominating Committee, assisted by the Company’s legal counsel, will conduct a comprehensive conflicts-of-interest assessment for the candidate. The Nominating Committee will then consider reports of the interviews and the conflicts-of-interest assessment and determine whether to recommend the candidate to the full board of directors. Management representatives designated by the Nominating Committee or a search firm selected by the Nominating Committee may assist the process. Any nominee recommended by a stockholder would be subject to the same process.

The Governance and Nominating Committees will consider director-nominees submitted by stockholders. Any stockholder recommendation should be submitted in writing to the Company in care of the Corporate Secretary at 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677, along with the written consent of such nominee to serve as a director if so elected. Any such recommendation by a stockholder shall be referred to the Nominating Committee, and the Nominating Committee, in consultation with the Company’s Co-Chief Executive Officers, will review the nomination in accordance with the Company’s certificate of incorporation, bylaws and applicable laws and regulations. The Nominating Committee considers general business experience, industry experience, experience as a director of other companies, probable tenure if elected and other factors as relevant in evaluating director-nominees.

According to the Company’s bylaws, only persons nominated in accordance with the following procedures shall be eligible for election as directors at an annual stockholders meeting. Nominations of persons for election as directors at an annual meeting of stockholders may be made by or at the direction of the board of directors or by any stockholders of record in the manner described below. For a nomination to be properly made by a stockholder, the stockholder must be a stockholder of record at the time of the giving of notice and must give written notice to the Company’s corporate Secretary so as to be received at the principal executive offices of the Company not more than 90 days and no less than 60 days before the first anniversary of the date on which the Company mailed its proxy materials for the preceding year’s annual meeting, except that if the date of the Annual Meeting has been changed by more than 30 days from the date of the anniversary of the proceeding year’s annual meeting, such notice must be so received no later than the later of the 90th day prior to such annual meeting or the 10th day after the date on which public disclosure of the date of such meeting is first made. The public disclosure of an adjournment of an annual meeting will not commence a new time period for the giving of a timely stockholder notice. Each such notice shall set forth:

•	the name and address, as they appear on the Company’s books, of the stockholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made;

•	a representation that the stockholder giving the notice is a holder of record of stock of the Company entitled to vote at such annual meeting;

•

the class and number of shares of stock of the Company owned beneficially and of record by the stockholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made;

•

a description of all arrangements or understandings between or among any of (A) the stockholder giving the notice, (B) the beneficial owner on whose behalf the notice is given, (C) each nominee, and (D) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice;

•

such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the board of directors;

•	the signed consent of each nominee to serve as a director of the Company if so elected;

•

whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least a majority of shares of capital stock entitled to vote in the election of directors or to otherwise engage in a solicitation of proxies; and

•	a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in the notice.

This description of the procedures that must be followed by a stockholder in order to nominate a person for election to the board of directors at an annual meeting of stockholders is not complete and is qualified in its entirety by Article II, Section 10 of the Company’s Bylaws, a copy of which, as amended, is attached as Exhibit 3.1 to the Current Report on Form 8-K filed with the SEC on December  11, 2018.

Composition of Board and Vacancies

According to the Company’s bylaws, the number of the directors of the Company is to be established by the Board of Directors from time to time, and, from time to time, the number of directors may be increased or decreased by a majority vote of the Board of Directors. Pursuant to the Company’s bylaws, any vacancy in the Board of Directors resulting from an increase in the number of directors shall be filled for the unexpired portion of the term by the majority vote of the remaining directors, though less than a quorum, at any regular meeting or special meeting of the Board called for that purpose. If at any time a vacancy would otherwise exist on the Board of Directors resulting from death, resignation or removal of a director, the number of directors shall be automatically decreased accordingly so that such vacancy no longer exists.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who are the beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments thereto, we believe that all such forms were filed on a timely basis.

Ability of Stockholders to Communicate with the Board of Directors

The Company’s board of directors has established several means for our stockholders to communicate with the board of directors. If a stockholder has a concern regarding the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Company’s Audit Committee, in care of the corporate Secretary, at the Company’s headquarters address. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairman of the Board, in care of the corporate Secretary, at the Company’s headquarters address. All stockholder communications will be sent to the applicable director(s).

PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTANTS

Wipfli LLP (“Wipfli”) served as our independent registered public accounting firm for the fiscal year ended November 30, 2021 and has been appointed to serve in that capacity in fiscal 2022. We anticipate that a representative of Wipfli will be available at the Annual Meeting to respond to questions and make a statement if they desire to do so.

At the Annual Meeting, our stockholders will be asked to ratify the selection of Wipfli as our independent registered public accountants for the fiscal year ending November 30, 2022. Although there is no requirement that we submit the appointment of independent registered public accountants to stockholders for ratification, we believe that it is good corporate practice to do so. Even if the appointment is ratified, however, the Audit Committee of our board of directors may, in its discretion, direct the appointment of different independent registered accountants during the year, if the Audit Committee determines such a change would be in our best interests.

Vote Required and Board Recommendation

Approval of this Proposal requires a majority of votes cast affirmatively or negatively at a meeting by the holders of shares entitled to vote thereon. Broker non-votes and abstentions will have no effect on the outcome of the vote on such Proposals because they do not count as a vote cast. However, because the ratification of auditors, is considered routine, there likely will be no “broker non votes” on this Proposal.

Our board of directors recommends you vote “FOR” ratification of the appointment of Wipfli as our independent registered public accountants. Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

Fees to Independent Auditors

The following table presents fees for professional audit services rendered by Wipfli for the audit of the Company’s financial statements for the fiscal year ended November 30, 2021 and November 30, 2020, and tax services rendered by Wipfli for fiscal year ended November 30, 2021 and November 30, 2020.

	2021	2020
Audit Fees	$240,104	$235,000
Audit Related Fees	—	1,500
Tax Fees	53,000	58,837
Other	—	—

Total	$293,104	$295,337

Audit Fees

Audit fees consisted of fees billed by our principal accountants for professional services rendered for the audit of the Company’s annual financial statements set forth in the Company’s Annual Report on Form 10-K for the fiscal years ended November 30, 2021 and November 30, 2020 as well as assistance with and review of documents filed with the SEC.

Audit Related Fees

Audit related fees consisted of fees billed for professional services by our principal accountants during the fiscal years ended November 30, 2021 and November 30, 2020 related primarily to the Cord:Use acquisition and accounting consultations.

Tax Fees

Tax fees consisted of the aggregate fees billed by our principal accountants for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended November 30, 2021 and November 30, 2020.

Other Fees

The Company did not incur other fees by our principal accountants for the fiscal years ended November 30, 2021 and November 30, 2020.

The policy of the Company’s audit committee is to review and pre-approve both audit and non-audit services to be provided by the independent auditors (other than with de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the audit committee with any such approval reported to the committee at its next regularly scheduled meeting. All of the fees described above under the captions “Audit-Related Fees,” “Tax Fees” and “Other Fees” and paid to Wipfli were pre-approved by the audit committee.

No services in connection with appraisal or valuation services, fairness opinions or contribution-in-kind reports were rendered by Wipfli. Furthermore, no work of with respect to its services rendered to the Company was performed by anyone other than Wipfli.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reports to and acts on behalf of the board of directors by providing oversight of the financial management, independent auditors and financial reporting procedures of the Company. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors.

In this context, the committee has met and held discussions with management and Wipfli. Management represented to the committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

The committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. In addition, the Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the committee and the independent auditors have discussed the auditors’ independence from the Company and its management, including the matters in those written disclosures. The committee has discussed with the Company’s independent auditors, with and without management present, their evaluation of the Company’s internal accounting controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions with management and the independent auditors referred above, the Audit Committee recommended to the board of directors, and the board of directors approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2020, for filing with the Securities and Exchange Commission.

Harold Berger (Chairman)    Daniel Mizrahi

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of September 2, 2022 by (i) each current director and executive officer of the Company, (ii) each director nominee of the Company, (iii) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of our common stock and (iv) all current directors and executive officers of the Company as a group. Except as otherwise indicated below, each of the stockholders named in the table has sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent of Class (1)
Five Percent Stockholders:
Mary J. Nyberg Trustee of the CDMJ Nyberg Family Trust, U/A/D June 9, 2005 (3)	600,000	7.04%
Adam Fleishman Trustee of the Adam Fleishman Trust dated April 13, 2001(4)	509,000	5.97%
IsZo Capital, Inc.(5)	482,931	5.66%
George Gaines .(6)	897,910	10.53%
Current directors, nominees and executive officers:
David Portnoy (7)	1,669,297	19.41%
Mark Portnoy (8)	997,990	11.62%
Harold Berger (9)	81,301	*
Daniel Mizrahi (10)	35,934	*
Jill Taymans (11)	57,563	*
Oleg Mikulinsky (12)	110,126	1.29%
All current directors and executive officers as a group (6 persons) (13)	2,952,211	33.80%

*	Less than 1%.
(1)

Pursuant to applicable SEC rules, the percentage of voting stock for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholders as September 2, 2022 by (ii) the sum of (a) 8,525,255, which is the number of shares of common stock outstanding as September 2, 2022, plus (b) the number of shares issuable upon exercise of options held by such stockholder which were exercisable as of September 2, 2022 or will become exercisable within 60 days. Unless otherwise indicated, the address of each person in the table is 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677.

(2)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of Common Stock if he or she has shared voting or investment power with respect to such security or has a right to acquire beneficial ownership at any time within 60 days from September 2, 2022. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(3)

Mary J. Nyberg as trustee of CDMJ Nyberg Family Trust, U/A/D June 9, 2005 filed a Schedule 13G/A on January 17, 2018 (“the Schedule 13G/A”) reporting the following beneficial ownership: (i) 600,000 shares of common stock held by CDMJ Nyberg Family Trust U/A/D June 9, 2005, as to which this trust has the sole power to vote and dispose or direct the disposition. Beneficial ownership information is supplied per the Schedule 13G. The address for the CDMJ Nyberg Family Trust is 4555 E. Mayo Blvd., Phoenix, AZ 85050.

(4)

Adam Fleishman as trustee of Adam Fleishman Trust April 13, 2001 filed a Schedule 13G on January 5, 2015 (“the Schedule 13G”) reporting the following beneficial ownership: (i) 279,000 shares of common stock held by Adam Fleishman Trust dated April 13, 2001, as to which this trust has the sole power to vote and dispose or direct the disposition, and (ii) 230,000 shares of common stock held by Adam Fleishman. Beneficial ownership information is supplied per the Schedule 13G. The address for Adam Fleishman is 775 Summit Drive, Deerfield, Illinois 60015.

(5)

Based upon information provided by IsZo Capital, Inc. (“IsZo”), in its Amendment No. 4 to its Schedule 13G filing with the SEC on February 14, 2022, includes 482,931 shares of Common Stock held by IsZo Capital L.P. (the “Fund”), IsZo Capital GP LLC (“IsZo GP”), IsZo Capital Management LP (“ICM”) and Brian Sheehy.

(6)	Based upon information provided by George Gaines to the Company.
(7)

Includes 98,162 shares of Common Stock held directly through a 401(k) plan account, 199,080 shares of Common Stock held directly through IRA accounts of David Portnoy, 860,742 shares he owns individually, 152,882 shares of Common Stock held by Partner-Community, Inc., as to which David Portnoy may be deemed the beneficial owner as Chairman of the Board and Secretary, 55,219 shares of Common Stock held by uTIPu, as to which David Portnoy may be deemed the beneficial owner as Chairman of the Board, 59,027 shares of Common Stock held by Mayim Investment Limited Partnership, as to which David Portnoy may be deemed the beneficial owner as the managing member and owner of Mayim Management, LLC, which is the general partner of Mayim Management Limited Partnership, which is the general partner of Mayim Investment Limited Partnership; 102,586 shares of Common Stock held by David Portnoy’s spouse, 9,974 shares held by David Portnoy as custodian for his minor son, 9,122 shares held by David Portnoy as custodian for his minor daughter, 15,611 shares held by David Portnoy as custodian for his minor daughter, 10,783 shares held by David Portnoy as custodian for his minor son, 11,242 shares held by David Portnoy as custodian for his minor son and 11,352 shares held by David Portnoy as custodian for his minor son. Includes 73,515 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 2, 2022.

(8)

Includes 42,266 shares held through a 401(k)-plan account; 821,973 shares that Mark Portnoy owns individually; and 71,529 shares held by Capital Asset Fund #1 Limited Partnership, as to which Mark Portnoy may be deemed beneficial owner as its general partner. Also, includes 62,222 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 2, 2022.

(9)	Includes 30,900 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 2, 2022.
(10)	Includes 5,300 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 2, 2022.
(11)	Includes 12,167 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 2, 2022.
(12)	Includes 25,777 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 2, 2022.
(13)	Includes 209,881 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 2, 2022.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation during the fiscal year ended November 30, 2021, November 30, 2020 and November 30, 2019, paid to or earned by (i) the Company’s Co-Chief Executive Officers and (ii) the two other most highly compensated individuals that served as executive officers of the Company as of November 30, 2021, November 30, 2020 and November 30, 2019, whose total compensation received from the Company during such fiscal year exceeded $100,000 (collectively, the “named executive officers”).

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($) (1)		Option Awards ($)		Total ($)
David Portnoy Co-Chief Executive Officer	2021 2020 2019	$ $ $	620,080 602,085 602,085	$ $ $	600,000 0 50,000	$ $ $	0 0 0	$ $ $	61,267 151,472 34,978	$ $ $	1,281,347 753,557 687,063
Mark Portnoy Co-Chief Executive Officer	2021 2020 2019	$ $ $	493,344 478,995 478,995	$ $ $	380,000 0 40,000	$ $ $	0 0 0	$ $ $	51,839 128,243 32,512	$ $ $	925,183 607,238 551,507
Jill Taymans Vice President Finance, Chief Financial Officer	2021 2020 2019	$ $ $	193,346 190,000 190,000	$ $ $	12,075 11,500 11,500	$ $ $	0 0 0	$ $ $	5,375 1,012 0	$ $ $	210,796 202,512 201,500
Oleg Mikulinsky Chief Information Officer	2021 2020 2019	$ $ $	266,346 250,000 250,000	$ $ $	60,000 8,333 8,333	$ $ $	0 16,611	$ $ $	11,211 19,084 0	$ $ $	337,557 277,417 274,944

(1)

Represents the dollar amount recognized for financial reporting purposes in fiscal 2021, 2020 and 2019. The fair value was estimated using the Black-Scholes option-pricing model. The amount reported has been adjusted to eliminate service-based forfeiture assumptions used for financial reporting purposes. See Note 10, Stockholders’ Equity, to our consolidated financial statements contained in our annual report for a discussion of our accounting for stock options and the assumptions used.

(2)	Represents perquisites and other benefits, valued on the basis of aggregate incremental cost to the Company.

Narrative Disclosure Regarding Summary Compensation Table

Compensation Philosophy

Our executive compensation policies are designed to provide competitive levels of compensation that integrate pay with our annual objectives and long-term goals, align the long-term interests of management with those of our stockholders, reward for achieving performance objectives, recognize individual initiative and achievements, and assist us in attracting and retaining highly qualified and experienced executives. The Compensation Committee of our board of directors is primarily responsible for acting on our philosophical approach to executive compensation. There are three primary elements in our executive compensation program: base salary compensation, cash bonus and stock options.

Base salary compensation is based on the potential impact the individual may have on the Company, the skills and experience required by the job, comparisons with comparable companies and the performance and potential of the incumbent in the job.

At the end of fiscal 2021, pursuant to the Co-CEOs Employment Agreements, the Compensation Committee evaluated the Co-CEOs and the Company’s performance for consideration of a subjective cash and /or equity bonus. As a result, in fiscal 2022, David Portnoy and Mark Portnoy received $600,000 and $380,000, respectively, and 25,000 and 20,000 stock options, respectively based upon certain performance criteria met by the end of fiscal 2021 service period and per their Employment Agreements. One-third of each grant vested upon grant, one-third will vest on December 22, 2022 and one-third will vest on December 22, 2023. In addition, in fiscal 2022, David Portnoy and Mark Portnoy were granted 280,000 and 100,000 market-based stock options, respectively, which will vest immediately if the Company’s common stock reaches $25.00 per share within the seven-year option term. In 2020, neither of the Co-CEOs received any performance-based stock options. In fiscal 2020, a cash bonus pool along with Company performance targets and individual performance objectives were established at the beginning of the fiscal year by the Compensation Committee. At the end of the fiscal year each performance target was measured and bonuses were paid based on the attainment of the set performance targets established at the beginning of the fiscal year. A percentage of the pre-determined cash bonus pool was paid to the named executive officer depending on the performance targets met by the Company and the individual. There were no cash bonuses paid to the Co-CEOs for fiscal 2020.

At the end of fiscal 2021, pursuant to Company’s Chief Information Officer’s Employment Agreement, the Compensation Committee evaluated the Chief Information Officer, Oleg Mikulinsky, and the Company’s performance for consideration of a subjective cash bonus of an amount not to exceed 25% of his annual salary. As a result, in fiscal 2022, the Chief Information Officer received a cash bonus of $60,000. In addition the Chief Information Officer was granted 20,000 market-based stock options, which will vest immediately if the Company’s common stock reaches $25.00 per share within the seven-year option term. In fiscal 2020, pursuant to his Employment Agreement, the Company’s Chief Information Officer was entitled to a cash bonus equal to a percentage up to 20% of his Base Salary (as subjectively determined by the Co-CEOs in their sole discretion). In fiscal 2021 and 2020, the Company’s Chief Financial Officer received a cash bonus of $12,075 and $11,500, respectively.

In addition, the Company’s CIO, Oleg Mikulinsky, was granted 10,000 stock options during fiscal 2021 based upon certain performance criteria met by the end of fiscal 2020 service period and per the Amendment Agreement. In fiscal 2020, the Company granted Oleg Mikulinsky 1,333 of qualified stock options of the Company’s common stock based upon certain performance criteria met by the end of the fiscal 2019 service period and per the Amendment Agreement.

With respect to the subjective performance reviews, in addition to evaluating the Company’s overall financial performance, the Compensation Committee considers the performance of each named executive officer’s business line or area of responsibility. Several key management competencies and behaviors are assessed, including the named executive officer’s effectiveness as a leader and his or her role in building a cohesive executive team, as well as other strategic core competencies such as accountability, analytical ability and decision making, communication, cooperation and teamwork, creativity and problem-solving, and integrity. The named executive officer’s performance relating to these competencies forms the basis of a performance review discussion with the named executive officer that reinforces his or her role in achieving the Company’s business plan and short- and long-term strategies.

Stock options are granted to our executive officers and key personnel in order to maintain competitive pay packages and to align management’s long-term interests with those of our stockholders. The compensation committee approves stock option grants to our executives and key personnel. Awards vest and options become exercisable based upon criteria established by the Compensation Committee. During fiscal 2021 and 2020, 20,000 and 29,000 stock options, respectively, were awarded to executive officers and key personnel in addition to the stock options mentioned above.

Overall, the compensation committee attempts to establish levels of executive compensation that it believes to be competitive with those offered by employers of comparable size, growth and profitability in the Company’s industry and in general industry. In establishing the levels of the various compensation elements, the compensation committee has from time to time used the services of compensation consultants.

Employment Agreements and Change in Control Arrangements

David Portnoy and Mark Portnoy Employment Agreements. On June 24, 2021, the Company entered into new two-year employment agreements, effective December 1, 2020, with David Portnoy, Co-Chief Executive Officer of the Company, and Mark Portnoy, Co-Chief Executive Officer of the Company. The agreements superseded and replaced prior employment agreements with each of the executives.

The agreements provided for an annual base salary of $620,150 for David Portnoy and $493,400 for Mark Portnoy. In addition to base salary, for the fiscal years ending November 30, 2021 and November 30, 2022, the Executives and Company’s performance will be evaluated for consideration of a subjective cash and/or equity bonus. In addition, the agreements also provided for reimbursement for all business expenses, including reasonable commuting expenses for David Portnoy between his home in Miami, Florida to the Company’s headquarters in Tampa, Florida, including lodging and rental car expenses for when he is working in the Company’s offices in Tampa. David Portnoy’s principal place of employment shall be at the Company’s offices in Miami, Florida, provided he shall travel to the Company’s headquarters as necessary to fulfill his responsibilities under the agreement. The Company agreed to pay reasonable legal and financial consulting fees and costs incurred in negotiating the agreements and to pay each executive up to $75,000 in legal fees related to any dispute or question of interpretation regarding the agreements. The executives will also participate in the employee benefit plans that the Company generally makes available to Company employees from time to time, including retirement and health plans.

Upon the occurrence of (i) an involuntary termination of employment; (ii) a voluntary termination of employment for “Good Reason” (as defined in the Agreements); or (iii) an involuntary termination of employment or voluntary termination of employment for “Good Reason” at any time following a change in control (as defined in the Agreements), the Agreements provide for severance pay equal to two times the Executive’s then-current annual base salary, paid within 90 days after the occurrence of the triggering event. In addition, the Company shall provide, at no cost to the Executives, continued life insurance coverage and nontaxable medical, dental and disability insurance coverage substantially similar to the coverage maintained by the Company for the executives prior to such termination for 24 months after the termination. If the termination of employment is due to disability (as defined in the Agreements), the Company shall pay the executive two times their then-current base salary in equal installments over three years no later than 30 days after such disability, reduced by any amount paid to them from any disability insurance, Social Security, workman’s compensation or other disability program. In addition, all unvested shares and options held by the Executives shall become fully vested upon their disability. If the termination of employment is due to death, the Company shall pay the Executives two times their then-current base salary as a cash lump sum within 30 days after their date of death, and the Company will continue to provide medical and dental coverage for the Executives family for two years after their death. The Agreements include a one-year non-competition restriction and an 18-month restriction on solicitation of employees or customers.

Taymans Employment Agreement. On November 1, 2005, the Company entered into a one-year employment agreement with Jill M. Taymans, the Company’s Chief Financial Officer and Vice President (the “Taymans Employment Agreement”). Under the Taymans Employment Agreement, the one-year term is automatically extended for an additional one-year period unless, at least 60 days prior to the end of the then-current term, either party notifies the other in writing of its intent not to renew the agreement. The Taymans Employment Agreement was amended in July 2008 to provide that the then-current term would expire on November 30, 2008. The ending date of the current term of the Taymans Employment Agreement is November 30, 2022. The Executive’s current base salary is $215,000.

At all times during the term of the Taymans Employment Agreement (as the same may be extended), Ms. Taymans will be eligible for discretionary merit increases and adjustments in base salary, in addition to discretionary annual bonuses awarded at the discretion of the compensation committee of the Company’s board of directors. The Taymans Employment Agreement provides that she will be eligible to receive long-term incentive awards provided to the Company’s senior executives generally, on terms finally determined by the compensation committee of the Company’s board of directors.

In the event of a termination of employment of Ms. Taymans upon or within one year of a Change in Control (as defined in the Taymans Employment Agreement), or prior to the Change in Control if the termination was related to the Change in Control, if the termination was by the Company without cause or was by Ms. Taymans due to being requested to accept without cause a demotion or relocation, Ms. Taymans will be entitled to receive the following: (i) all earned compensation through the date of termination (or, if greater, on the date immediately preceding a Change in Control); and (ii) 12 months of base salary as in effect on the termination date (or, if greater, base salary in effect immediately prior to the Change in Control).

Under the Taymans Employment Agreement, the Company will also provide Ms. Taymans with certain other benefits, including continued participation in all applicable Company benefit plans and payment of reasonable business expenses.

In the Taymans Employment Agreement, Ms. Taymans agreed not to compete with the Company or solicit its customers, clients or employees during the term of her Employment Agreement and for a 12-month period following her termination of employment under the agreement.

Mikulinsky Employment Agreement. On July 29, 2021, the Company entered into a new two-year employment agreement (the “Mikulinsky Employment Agreement”) with Oleg Mikulinsky, as the Company’s Chief Information Officer effective August 1, 2021. Under the Mikulinksy Employment Agreement, the two-year term will automatically extended for additional one-year periods unless, at least 30 days prior to the end of the then-current term, either party notifies the other in writing of its intent not to renew the agreement.

Pursuant to the new two-year agreement, the Executive’s base salary is $300,000 (the “Base Salary”). In addition to base salary, for the fiscal years ending November 30, 2021 and November 30, 2022, the Executive’s and Company’s performance will be evaluated for consideration of a subjective cash bonus of an amount not to exceed 25% of the Executive’s base salary.

At all times during the term of the Mikulinsky Employment Agreement (as the same may be extended), Mr. Mikulinsky will be eligible for discretionary merit increases and base salary adjustments, in addition to cash and equity annual bonuses discussed above. The Mikulinsky Employment Agreement provides he will also be eligible for long-term incentive awards provided to the Company’s senior executives generally, on terms finally determined by the compensation committee of the Company’s board of directors.

Upon the occurrence of (i) an involuntary termination of employment; (ii) a voluntary termination of employment for “Good Reason” (as defined in the Agreement); or (iii) an involuntary termination of employment or voluntary termination of employment for “Good Reason” at any time following a change in control (as defined in the Agreement), the Agreement provides for severance pay equal to one times the Executive’s then-current annual base salary, paid within 90 days after the occurrence of the triggering event. In addition, the Company shall provide, at no cost to the Executive, continued life insurance coverage and nontaxable medical, dental and disability insurance coverage substantially similar to the coverage maintained by the Company for the executive prior to such termination for 24 months after the termination. If the termination of employment is due to disability (as defined in the Agreement), the Company shall pay the executive a sum equal to six months of the executive’s their then-current base salary in equal installments over three years no later than 30 days after such disability, reduced by any amount paid to them from any disability insurance, Social Security, workman’s compensation or other disability program. In addition, all unvested shares and options held by the Executives shall become fully vested upon their disability. If the termination of employment is due to death, the Company shall pay the Executive one times the Executive’s then-current base salary as a cash lump sum within 30 days after their date of death, and the Company will continue to provide medical and dental coverage for the Executives family for two years after their death. The Agreement includes a one-year non-competition restriction and an 18-month restriction on solicitation of employees or customers.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning stock options held by the named executive officers at November 30, 2021:

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)		Option Expiration Date
David Portnoy	April 15, 2016 March 8, 2018 August 30,2019 December 20, 2019 (1)	70,270 23,636 26,243 23,636	$ $ $ $	3.14 7.92 7.53 7.28	April 15, 2026 March 8, 2023 August 30, 2029 December 20, 2029
Mark Portnoy	April 15, 2016 March 8, 2018 August 30, 2019 December 20, 2019 (1)	59,459 20,000 22,222 20,000	$ $ $ $	3.14 7.92 7.53 7.28	April 15, 2026 March 8, 2023 August 30, 2029 December 20, 2029
Jill Taymans	June 2, 2016 September 23, 2020 (2)	7,500 7,000		$3.10 7,000	June 3, 2023 September 23, 2027
Oleg Mikulinsky	April 18, 2016 May 21, 2018 September 4, 2019 (1) February 27, 2020 (1) September 23, 2020 (2)	30,000 8,000 4,444 1,333 10,000	$ $ $ $ $	3.20 7.49 7.13 6.55 8.00	April 18, 2026 May 21, 2028 September 4, 2029 February 27, 2030 September 23, 2027

(1)	1/3 of the options vest immediately on the date of grant, 1/3 of the options vest one-year from the date of grant and 1/3 of the options vest two-years from the date of grant.
(2)	1/3 of options vest one-year from the date of grant, 1/3 of the options vest two-years from the date of grant and 1/3 of the options vest three years from the date of grant.

Director Compensation

Directors who are employees of the Company receive no compensation for their services as directors or as members of board committees. Non-employee directors are paid an annual retainer in the amount of $25,500. Each non-employee director receives an annual stock option grant in the amount of 5,300 shares on the date of the annual stockholders meeting in each year with an exercise price equal to the fair market value of the common stock on the date of grant.

The table below summarizes the compensation paid by the Company to its non-employee directors for the fiscal year ended November 30, 2021:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Harold Berger	$31,875	$29,418	$51,293
George Gaines (2)	$25,500	$22,368	$47,868
Jonathan Wheeler (2)	$25,500	$22,368	$47,868
Daniel Mizrahi	$6,375	$7,051	$13,426
Brian Sheehy (2)	$31,875	$64,967	$96,842

(1)

Represents the dollar amount recognized for financial reporting purposes in fiscal 2021 with respect to stock options. The fair value was estimated using the Black-Scholes option-pricing model. The amount reported has been adjusted to eliminate service-based forfeiture assumptions used for financial reporting purposes. See Note 10, Stockholders’ Equity, to our consolidated financial statements for a discussion of our accounting for stock options and the assumptions used.
(2)	Former Board of Directors.

RELATED PARTY TRANSACTIONS

Securities and Exchange Commission rules require us to disclose any transaction or currently proposed transaction in which we are a participant and in which any related person has or will have a direct or indirect material interest involving an amount that exceeds $120,000. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons.

The Audit Committee of the Board of Directors is responsible for reviewing all transactions between the Company and any officer or Director of the Company or any entity in which an officer of Director has a material interest. The Audit Committee has determined that there are no other related party transactions other than David Portnoy, the Company’s Chairman and Co-Chief Executive officer, is the brother of the Company’s Co-Chief Executive Officer, Mark Portnoy. The Company’s Audit Committee Chairman, Harold Berger, provides accounting services to the Company’s Co-Chief Executive Officer, Mark Portnoy.

PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our Co-Chief Executive Officers and our two other most highly compensated named executive officers (“named executive officers”) is described in “EXECUTIVE AND DIRECTOR COMPENSATION.” Stockholders are urged to read the Executive Compensation section of this Proxy Statement, which discusses our compensation policies and procedures with respect to our named executive officers.

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, we are providing the Company’s stockholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers, which is described in the section titled “EXECUTIVE AND DIRECTOR COMPENSATION” in this Proxy Statement. Accordingly, the following resolution will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders of Cryo-Cell International, Inc. (the “Company”) approve, on an advisory basis, the overall compensation of the Company’s named executive officers, as described in the “EXECUTIVE AND DIRECTOR COMPENSATION” section set forth in the Proxy Statement for this Annual Meeting.”

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Company and the Board. However, the Board values constructive dialogue on executive compensation and other important governance topics with the Company’s stockholders and encourages all stockholders to vote their shares on this matter.

Vote Required and Recommendation of the Board of Directors

Approval of this resolution requires the affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting by the holders of shares entitled to vote thereon. Broker non-votes and abstentions will have no effect on the outcome of the vote. While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

The Board of Directors unanimously recommends that you vote “FOR” the resolution set forth in this Proposal 3. Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

PROPOSAL 4 – FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

Summary

Section 14A of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) requires us to submit a non-binding, advisory vote to stockholders at least once every six years to allow stockholders to express their opinion as to whether advisory votes on executive compensation should be held every one, two or three years. In accordance with the SEC requirement, stockholders are being asked to vote, on a non-binding basis, on the frequency of future advisory votes on executive compensation in 2022.

After careful consideration of this proposal, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for us, and, therefore, our Board recommends that you vote for a one-year interval for the advisory vote on our named executive officers’ compensation.

In formulating its recommendation, our Board considered that an annual advisory vote on named executive officer compensation will allow our stockholders to provide us with their direct and timely input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or you may abstain from voting.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on named executive officer compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Company, the Board may decide that it is in the best interests of the Company and our stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

The Board of Directors unanimously recommends that you vote for “EVERY 1 YEAR” In This Proposal 4 as the frequency with which stockholders are provided an advisory vote on executive compensation.

PROPOSAL 5 – APPROVAL OF THE 2022 EQUITY INCENTIVE PLAN

In April, 2022, the board of directors approved and adopted the Company’s 2022 Equity Incentive Plan (the “Plan”) to provide incentive compensation to the Company’s employees, independent directors and independent contractors. The Plan is the successor to and continuation of the Company’s 2012 Amended and Restated Equity Incentive Plan. There were 1,500,000 shares of the Company’s common stock reserved for issuance pursuant to stock options, restricted stock, stock-appreciation rights (commonly referred to as “SARs”) and stock awards (i.e. Performance Stock and performance units) under the Plan. As of the date of this Proxy Statement, there were 452,500 shares granted under the Plan. If stockholders approve the Plan, Company officers and employees will be eligible to receive incentive stock options (“ISOs”) pursuant to the Plan.

The material features of the Plan are described below. The following description of the Plan is a summary only and is qualified in its entirety by reference to the complete text of the Plan. Stockholders are urged to read the actual text of the Plan in its entirety, which is attached to this Proxy Statement as Appendix A.

Administration. The Plan will be administered by the members of our Compensation Committee (the “Committee”) who are “independent” for purposes of any applicable listing requirements. The Committee has the authority and discretion to select the persons who will receive awards; to establish the terms and conditions relating to each award; to adopt rules and regulations relating to the Plan; and to interpret the Plan.

Share Limits. Subject to permitted adjustments for certain corporate transactions, the Plan authorizes the issuance to participants of up to 1,500,000 shares of our common stock, plus any shares that were available for grants of new awards under the Company’s 2012 Amended and Restated Equity Incentive Plan as of the effective date of the Plan, pursuant to grants of restricted stock awards, Performance Stock, restricted stock units, stock appreciation rights, incentive stock options and non-qualified stock options. All of the shares may be delivered pursuant to the exercise of stock options, all of which may be granted as incentive stock options. The maximum number of Shares that may be subject to Options or SARs granted to any one Participant during any calendar year shall be Seven Hundred Thousand (700,000). The maximum number of Shares that may be subject to Restricted Stock Awards or Restricted Stock Unit Awards which are granted to any one Participant during any calendar year shall be Five Hundred Thousand (500,000). The Plan may be funded with authorized but unissued shares or with shares repurchased in open market transactions.

To the extent any shares of stock covered by an award (including restricted stock awards) under the Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan and shall again be available for the grant of a new award. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an award.

In the event of a corporate transaction involving our stock (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options and restricted stock, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options and restricted stock and the exercise price of stock options or SARs. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options and restricted stock.

Eligibility. Our employees, directors and consultants are eligible to receive awards under the Plan, except that non-employees may not be granted incentive stock options.

Types of Awards. The Committee may determine the type and terms and conditions of awards under the Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee. Awards may be granted in any combination.

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the Plan, the exercise price may generally not be less than the fair market value of the closing price of a share of our common stock on the date of grant. The Committee will determine the fair market value of the common stock, in accordance with Internal Revenue Code (“Code”) Section 422 and applicable requirements of Code Section 409A, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Code Section 422. Only officers and employees are eligible to receive incentive stock options. Outside directors and consultants may only receive non-qualified stock options under the Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

The Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Plan or the award agreement. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Restricted Stock Unit Awards. Restricted stock unit awards may be denominated in whole shares of common stock and are similar to restricted stock awards except that no shares of common stock are actually issued to the award recipient at the time of grant of a restricted stock unit award. Restricted stock unit awards granted under the Plan may be settled in cash, Company common stock, or a combination thereof, and are subject to vesting conditions and other restrictions set forth in the Plan or the award agreement. Participants have no voting rights with respect to any restricted stock unit awards granted under the Plan.

Unrestricted Stock. An unrestricted stock award is a grant of common stock to a participant for no consideration or such minimum consideration as may be required by applicable law. Unrestricted stock awards may be granted only in whole shares of common stock and are not subject to restrictions of any kind, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration. The recipient of an unrestricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Stock Appreciation Rights. A stock appreciation right is the right to receive a payment in cash, Company common stock, or a combination thereof, in an amount equal to the excess of the fair market value of a share of Company common stock on the date of exercise of the stock appreciation right over the fair market value of the common stock on the date of grant of the stock appreciation right. The total number of shares that may be acquired upon the exercise of a stock appreciation right will be rounded down to the nearest whole share.

The Committee may grant either tandem or stand-alone stock appreciation rights. Tandem stock appreciation rights are granted in tandem with and are exercisable on the same conditions as the related stock option that is granted simultaneously. The exercise of a tandem stock appreciation right cancels the related stock option and the exercise of the related stock option cancels the tandem stock appreciation right.

Dividend Equivalent Rights. A dividend equivalent right represents the right to receive cash dividends that are or would be payable with respect to shares of Company common stock underlying the equity-based award. A dividend equivalent right may be granted by the Committee in connection with the grant of any equity-based or equity-related award under the Plan with respect to the shares of Company common stock covered by the award. Dividend equivalent rights may also be granted on a free-standing basis in the sole discretion of the Committee. Free-standing dividend equivalent rights entitle the holder to receive a cash payment equal in value to the dividends paid with respect to a specified number of shares of Company common stock. Upon payment of a dividend on shares of Company common stock, the participant holding a dividend equivalent right with respect to an equity-based award shall receive an amount of cash equal to the amount of the cash dividend paid per share of stock, multiplied by the number of shares of our stock underlying the related equity award. Dividend equivalent rights will be forfeited at the same time as a related award granted under the Plan is forfeited for any reason.

Performance-Based Awards. The Committee is authorized to grant awards, the vesting of which is subject to the satisfaction of performance-based conditions. Performance-based awards include Performance Stock awards, performance unit awards, restricted stock unit awards (if designated as performance awards) and other stock-based awards (if designated as performance awards).

Performance Stock Awards. A Performance Stock award is a grant denominated in whole shares of common stock that represents the right to receive that number of shares of stock (or a cash payment equivalent to the fair market value of that number of shares) upon satisfaction of performance-based conditions. Performance Stock awards may be settled in cash, shares of Company common stock, or a combination thereof. Prior to delivery of shares of our stock in settlement of a Performance Stock award, the recipient of such award shall have no voting rights or rights to receive dividends, or any other rights with respect to shares of our stock.

Performance Unit Awards. A performance unit award will be denominated in a specified dollar amount and represents the right to receive the payment of a specified dollar amount (or a percentage of a specified dollar amount) upon the satisfaction of performance based conditions. Performance unit awards are settled in cash. Prior to delivery of shares of common stock in settlement of a performance unit award, the recipient of such award shall have no voting rights or rights to receive dividends, or any other rights with respect to shares of our common stock.

Vesting of Awards. If the vesting of an award under the Plan is conditioned on the completion of a specified period of service without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement; subject to acceleration of vesting in the event of death, disability, retirement or involuntary termination of employment or service following a change in control, as determined by the Committee.

Change in Control. Unless otherwise provided in an Award Agreement, a Change in Control of the Company shall mean a change in control of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or (ii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, but excluding any stockholder who as of the Effective Date beneficially owns more than 10% of the Company’s common stock, of securities of the Company representing 25% or more of the combined voting power of Company’s outstanding securities, or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs or is implemented.

Forfeiture. The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause; termination of service with the Company; any material violation of one or more of our policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the employee or director; or any other conduct that is detrimental to our business or reputation.

Amendment and Termination. The Board of Directors may, at any time, amend or terminate the Plan or any award granted under the Plan, provided that, except as provided in the Plan, no amendment or termination may adversely impair the rights of a Participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the Plan (other than as provided in the Plan), or materially modify the requirements for participation in the Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the Plan or any award agreement, to take effect retroactively or otherwise, if such change is required in order to exempt the Plan or any Award from Section 409A of the Code.

Duration of Plan. The Plan is being submitted to stockholders for approval at our 2022 annual meeting. The Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Plan on or after the 10-year anniversary of the effective date of the Plan, which is April 8, 2022. At any time, the Board of Directors may terminate the Plan. However, any termination of the Plan will not affect outstanding awards.

Federal Income Tax Considerations. The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Plan. This is a summary only and participants should consult with their personal tax advisors regarding the tax treatment of any awards under the plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code, or if exercised by the participant’s heir or beneficiary).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of grant of the incentive stock option and within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as long-term capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the participant. Upon exercise of a stock appreciation right, the cash received or the fair market value of shares received will be taxable to the participant as ordinary income, and the Company will be entitled to a corresponding tax deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Dividend Equivalent Rights. The grant of a dividend equivalent right will not result in taxable income to the participant. At the time of payment of a cash dividend with respect to shares of Company stock underlying a dividend equivalent right, or with respect to a stand-alone dividend equivalent right, the cash received will be taxable to the participant as ordinary income and the Company generally will be entitled to a corresponding tax deduction.

Stock Awards. A participant who has been granted a restricted stock award or a performance-based restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company generally will be entitled to a corresponding tax deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company generally will be entitled to a corresponding tax deduction. A participant who makes an election under Code Section 83(b) will include the full fair market value of the restricted stock award in taxable income in the year of grant and the Company generally will be entitled to a corresponding tax deduction.

Restricted Stock Unit Awards. A participant who has been granted a restricted stock unit award will not realize taxable income at the time of grant and will not be entitled to make an election under Code Section 83(b) since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit award vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit award is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit award is distributed. At the time the recipient recognizes taxable income on a restricted stock unit award, the Company generally will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

Performance Awards Tax Treatment. Performance Stock awards and performance unit awards are earned when the award recipient satisfies pre-established performance goals; however the distribution of the value of the award may occur at that time or at some later date specified in the award agreement. Performance Stock awards and performance unit awards are similar to restricted stock unit awards in that income is recognized when the performance award is both (i) vested and (ii) distributed to the award recipient. An election under Code Section 83(b) may not be made with respect to Performance Stock awards or performance unit awards. The Company will be entitled to a corresponding tax deduction at the time the recipient recognizes taxable income on a Performance Stock award or a performance unit award.

Deduction Limits. Code Section 162(m) generally limits the Company’s ability to deduct compensation in excess of $1.0 million per year for our chief executive officer and the three other most highly compensated executives (excluding our chief financial officer) named in our summary compensation table (“covered employees”). Awards under the Plan may be subject to this deduction limit if the amount of the value of the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. We expect that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that exceed the deduction limit.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Plan in the event of a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Code Section 280G, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Plan. Participants should consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment. Under FASB ASC Topic 718, we are required to recognize compensation expense on our income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THE 2022 EQUITY INCENTIVE PLAN, AND RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

OTHER BUSINESS

The Board does not know of any business, other than the proposals set forth in the attached Notice of Annual Meeting of Stockholders, to be acted upon at the Annual Meeting, and, as far as is known to management, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, if any other business properly should come before the meeting, it is intended that the proxies will vote on any such matters in accordance with the judgment of the persons voting such proxies.

ANNUAL REPORT TO STOCKHOLDERS

Our Annual Report on Form 10-K for the fiscal year ended November 30, 2021 filed with the SEC, which includes our audited financial statements and financial statement schedules, was mailed to stockholders concurrently with this Proxy Statement. If a stockholder requires an additional copy we will provide one, without charge, upon written request to our corporate Secretary at 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677. Additionally, all of the Company’s SEC filings are available on the Company’s website at www.cryo-cell.com/investor_relations/ and the SEC’s website at www.sec.gov.

2023 ANNUAL MEETING STOCKHOLDER PROPOSALS

Pursuant to the Company’s bylaws, nominations for director must be properly brought in accordance with the procedures described above in “The Board of Directors and its Committees” under the heading “Director Nominating Process.”

Pursuant to our bylaws, for business other than a nomination for director to be properly brought before an annual meeting by a stockholder, the stockholder must be a stockholder of record as of the date of the notice and must have given written notice to the Secretary of the Company so as to be received at the principal executive offices of the Company no more than 90 days and no less than 60 days before the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting, which for the 2023 annual meeting will be June 19, 2023 and July 19, 2023, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the anniversary of the preceding year’s annual meeting such notice must be so received no later than the later of the 90th day prior to such annual meeting or the 10th day after the date on which public disclosure of the date of such meeting is first made. Such notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting:

•	a description in reasonable detail of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting;

•	the name and address, as they appear on the Company’s books, of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made;

•

the class and number of shares of stock of the Company owned beneficially and of record by the stockholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made;

•

a description of all arrangements or understandings among the stockholder and any other person or persons (naming such person or persons) in connection with the proposal of such business by the stockholder and any material interest of the stockholders in such business;

•

whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of shares of the Company entitled to vote required to approve the proposal; and

•	a representation that such stockholder intends to appear in person or by proxy at the meeting to bring the business before the Annual Meeting.

The foregoing bylaw notice provisions are in addition to, and separate from, the SEC requirements that a stockholder must meet to have a proposal included in our proxy statement and form of proxy for presentation at our annual meetings. Under SEC Rule 14a-8, if a stockholder wants to introduce an item of business at our 2023 Annual Meeting and have us include such proposal in our proxy statement and form of proxy for presentation at the 2022 Annual Meeting, the proposal must be received at our principal executive offices no later than 120 days before the one-year anniversary on which the Company first mailed its proxy statement to stockholders in connection with the previous year’s annual meeting of stockholders, which will be May 20, 2023 for the 2023 annual meeting.

This description of the procedures that must be followed by a stockholder in order to propose business at an annual meeting of stockholders is not complete and is qualified in its entirety by Article II, Section 3 of the Company’s Bylaws.

CRYO-CELL INTERNATIONAL, INC.

Oldsmar, Florida

September 16, 2022

APPENDIX A

CRYO-CELL INTERNATIONAL, INC.

2022 EQUITY INCENTIVE PLAN

ARTICLE I

PURPOSE

The purpose of this Cryo-Cell International, Inc. 2022 Equity Incentive Plan (the “Plan”) is to benefit Cryo-Cell International, Inc., a Delaware corporation (the “Company”) and its stockholders, by assisting the Company and its subsidiaries to attract, retain and provide incentives to key management employees, directors, and consultants of the Company and its Affiliates, and to align the interests of such service providers with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Non-qualified Stock Options, Incentive Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Performance Stock Awards, Performance Unit Awards, Unrestricted Stock Awards, Distribution Equivalent Rights or any combination of the foregoing.

ARTICLE II

DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

2.1 “Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code or other entity in which the Company has a controlling interest in such entity or another entity which is part of a chain of entities in which the Company or each entity has a controlling interest in another entity in the unbroken chain of entities ending with the applicable entity.

2.2 “Award” shall mean, individually or collectively, any Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, Performance Unit Award, Stock Appreciation Right, Distribution Equivalent Right or Unrestricted Stock Award.

2.3 “Award Agreement” shall mean a written agreement between the Company and the Participant with respect to an Award, setting forth the terms and conditions of the Award, as amended.

2.4 “Board” shall mean the Board of Directors of the Company.

2.5 “Base Value” shall have the meaning given to such term in Section 14.2.

2.6 “Cause” shall have the meaning described herein. If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Affiliate that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Affiliate or substantial injury to the business reputation of the Company or any Affiliate; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Affiliate; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Affiliate (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

2.7 “Change of Control” means, unless otherwise provided in an Award Agreement, a Change in Control of the Company shall mean a change in control of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or (ii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, but excluding any shareholder who as of the Effective Date beneficially owns more than 10% of the Company’s common stock, of securities of the Company representing 25% or more of the combined voting power of Company’s outstanding securities, or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs or is implemented.

2.8 “Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

2.9 “Committee” shall mean a committee comprised of two (2) or more members of the Board who are selected by the Board as provided in Section 4.1.

2.10 “Company” shall have the meaning given to such term in the introductory paragraph, including any successor thereto.

2.11 “Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

2.12 “Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

2.13 “Distribution Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Participant to receive bookkeeping credits, cash payments and/or Share distributions equal in amount to the distributions that would have been made to the Participant had the Participant held a specified number of Shares during the period the Participant held the Distribution Equivalent Right.

2.14 “Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Participant with respect to a Distribution Equivalent Right Award.

2.15 “Effective Date” shall mean April 8, 2022.

2.16 “Employee” shall mean any employee, including any officer, of the Company or an Affiliate.

2.17 “Exchange Act” shall mean the United States of America Securities Exchange Act of 1934, as amended.

2.18 “Fair Market Value” shall mean, as of any specified date, the closing sales price of the Shares for such date (or, in the event that the Shares are not traded on such date, on the immediately preceding trading date) on the NASDAQ Stock Market (“NASDAQ”), as reported by NASDAQ, or such other domestic or foreign national securities exchange on which the Shares may be listed. If the Shares are not listed on NASDAQ or on a national securities exchange, but are quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair

Market Value of the Shares shall be the mean of the highest bid and lowest asked prices per Share for such date. If the Shares are not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Shares shall be determined by the Board in good faith by any fair and reasonable means consistent with the requirements of applicable law.

2.19 “Family Member” of an individual shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee of the Participant), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Participant) control the management of assets, and any other entity in which such persons (or the Participant) own more than fifty percent (50%) of the voting interests.

2.20 “Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” and conforms to the applicable provisions of Section 422 of the Code.

2.21 “Non-qualified Stock Option” shall mean an Option which is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.22 “Option” shall mean an Award granted under Article VII of the Plan of an option to purchase Shares and shall include both Incentive Stock Options and Non-qualified Stock Options.

2.23 “Option Agreement” shall mean a written agreement between the Company and a Participant with respect to an Option.

2.24 “Participant” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, who has acquired such Award in accordance with the terms of the Plan, as applicable.

2.25 “Performance Criteria” shall mean the criteria selected by the Committee for purposes of establishing the Performance Goal(s) for a Participant for a Performance Period.

2.26 “Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria, which may be related to the performance of the Participant, the Company or an Affiliate.

2.27 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of the Performance Goals shall be measured for purposes of determining a Participant’s right to, and the payment of, a Performance Stock Award or a Performance Unit Award.

2.28 “Performance Stock Award” or “Performance Stock” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined Performance Goals, Shares are paid to the Participant.

2.29 “Performance Stock Agreement” shall mean a written agreement between the Company and a Participant with respect to a Performance Stock Award.

2.30 “Performance Unit” shall mean a Unit awarded to a Participant pursuant to a Performance Unit Award.

2.31 “Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined Performance Goals, a cash payment shall be made to the Participant, based on the number of Units awarded to the Participant.

2.32 “Performance Unit Agreement” shall mean a written agreement between the Company and a Participant with respect to a Performance Unit Award.

2.33 “Plan” shall mean this Cryo-Cell International, Inc. 2022 Equity Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

2.34 “Prior Plan” mean the Cryo-Cell International, Inc. 2012 Amended and Restated Equity Incentive Plan, as amended from time to time.

2.35 “Restricted Stock Award” and “Restricted Stock” shall mean an Award granted under Article VIII of the Plan of Shares, the transferability of which by the Participant is subject to Restrictions.

2.36 “Restricted Stock Agreement” shall mean a written agreement between the Company and a Participant with respect to a Restricted Stock Award.

2.37 “Restricted Stock Unit Award” and “RSUs” shall refer to an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment or Shares shall be made to the Participant, based on the number of Units awarded to the Participant.

2.38 “Restricted Stock Unit Agreement” shall mean a written agreement between the Company and a Participant with respect to a Restricted Stock Unit Award.

2.39 “Restriction Period” shall mean the period of time for which Shares subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Agreement.

2.40 “Restrictions” shall mean the forfeiture, transfer and/or other restrictions applicable to Shares awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Agreement.

2.41 “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

2.42 “Shares” or “Stock” shall mean the common stock of the Company, par value $0.0001 per share.

2.43 “Stock Appreciation Right” or “SAR” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Shares between the date of Award and the date of exercise.

2.44 “Stock Appreciation Right Agreement” shall mean a written agreement between the Company and a Participant with respect to a Stock Appreciation Right.

2.45 “Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of the Shares under the related Option, all as set forth in Article XIV.

2.46 “Ten Percent Stockholder” shall mean an Employee who, at the time an Option is granted to him or her, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

2.47 “Termination of Service” shall mean a termination of a Participant’s employment with, or status as a Director or Consultant of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death, except as provided in Section 6.3. In the event Termination of Service shall constitute a payment event with respect to any Award subject to Code Section 409A, Termination of Service shall only be deemed to occur upon a “separation from service” as such term is defined under Code Section 409A and applicable authorities.

2.48 “Total and Permanent Disability” of an individual shall mean the inability of such individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, within the meaning of Section 22(e)(3) of the Code.

2.49 “Unit” shall mean a bookkeeping unit, which represents such monetary amount as shall be designated by the Committee in each Performance Unit Agreement, or represents one Share for purposes of each Restricted Stock Unit Award.

2.50 “Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of Shares which are not subject to Restrictions.

2.51 “Unrestricted Stock Agreement” shall mean a written agreement between the Company and a Participant with respect to an Unrestricted Stock Award.

ARTICLE III

EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date. The Plan is the successor to and continuation of the Prior Plan. Any Award granted after the Effective Date, but prior to shareholder approval of the Plan, is contingent upon timely receipt of shareholder approval to the extent required under applicable tax, securities and regulatory rules, and satisfaction of any other compliance requirements. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) the number of shares available for the grant of new awards under the Prior Plan as of the date immediately prior to the Effective Date, plus any shares granted under the Prior Plan that lapse, expire, are canceled, are terminated unexercised or cease to be exercisable for any reason, or the rights of its Participant terminate, will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards become available for issuance pursuant to Awards granted under this Plan due to their lapse, forfeiture, or expiration). All Awards granted under this Plan will be subject to the terms of this Plan.

ARTICLE IV

ADMINISTRATION

4.1 Composition of Committee. The Plan shall be administered by the Committee, which shall be appointed by the Board. If necessary, in the Board’s discretion, to comply with Rule 16b-3 under the Exchange Act or relevant securities exchange or inter-dealer quotation service, the Committee shall consist solely of two (2) or more Directors who are each (i) “non-employee directors” within the meaning of Rule 16b-3 and (ii) “independent” for purposes of any applicable listing requirements. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

4.2 Powers. Subject to the other provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to (i) determining which

Employees, Directors or Consultants shall receive an Award, (ii) the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), (iii) what type of Award shall be granted, (iv) the term of an Award, (v) the date or dates on which an Award vests, (vi) the form of any payment to be made pursuant to an Award, (vii) the terms and conditions of an Award (including the forfeiture of the Award, and/or any financial gain, if the Participant of the Award violates any applicable restrictive covenant thereof), (viii) the Restrictions under a Restricted Stock Award, (ix) the number of Shares which may be issued under an Award, (x) Performance Goals applicable to any Award and certification of the achievement of such goals, and (xi) the waiver of any Restrictions or Performance Goals, subject in all cases to compliance with applicable laws. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion may deem relevant. Notwithstanding the foregoing, any Award made to a member of the Committee, and the terms thereof, must be approved by a majority of the other members of the Board.

4.3 Additional Powers. The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, to determine the terms, restrictions and provisions of each Award and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent the Committee shall deem necessary, appropriate or expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Participants.

4.4 Committee Action. Subject to compliance with all applicable laws, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting. No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

4.5 Committee Delegations. Subject to compliance with all applicable laws, except to the extent the Board has reserved to itself the authority to review, approve and ratify actions of the Committee, the Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate (a) all or any part of its authority and powers under the Plan to one or more Directors, and (b) more limited authority and powers under the Plan to one or more officers of the Company.

ARTICLE V

SHARES SUBJECT TO PLAN AND LIMITATIONS THEREON

5.1 Authorized Shares and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XV, the aggregate number of Shares that may be issued under the Plan shall not exceed One Million Five Hundred Thousand (1,500,000) Shares, plus the number of Shares available for the grant of new awards under the Prior Plan as of the date immediately prior to the Effective Date. The maximum number of Shares that may be issued as Incentive Stock Options under the Plan is One Million Five Hundred Thousand (1,500,000) Shares. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Participant terminate, any Shares subject to such Award shall again be available for the grant of a new Award.

5.2 Individual Limits.

(a) Options and SARs. The maximum number of Shares that may be subject to Options or SARs granted to any one Participant during any calendar year shall be Seven Hundred Thousand (700,000). For purposes of this Section 5.2(a), if an Option is granted in tandem with an SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to such Share, the tandem Option and SAR rights with respect to each Share shall be counted as covering but one Share for purposes of applying the limitations of this Section 5.2.

(b) Restricted Stock Awards and Restricted Stock Unit Awards. The maximum number of Shares that may be subject to Restricted Stock Awards or Restricted Stock Unit Awards which are granted to any one Participant during any calendar year shall be Five Hundred Thousand (500,000).

5.3 Types of Shares. The Shares to be issued pursuant to the grant or exercise of an Award may consist of authorized but unissued Shares, Shares purchased on the open market or Shares previously issued and outstanding and reacquired by the Company.

ARTICLE VI

ELIGIBILITY AND TERMINATION OF SERVICE

6.1 Eligibility. Awards made under the Plan may be granted solely to individuals or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-qualified Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, an Unrestricted Stock Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, or any combination thereof, and solely for Employees, an Incentive Stock Option.

6.2 Termination of Service. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.3 or 6.4, the following terms and conditions shall apply with respect to a Participant’s Termination of Service with the Company or an Affiliate, as applicable:

(a) The Participant’s rights, if any, to exercise any then exercisable Options and/or Stock Appreciation Rights shall terminate:

(i) If such termination is for a reason other than the Participant’s Total and Permanent Disability or death, ninety (90) days after the date of such Termination of Service;

(ii) If such termination is on account of the Participant’s Total and Permanent Disability, one (1) year after the date of such Termination of Service; or

(iii) If such termination is on account of the Participant’s death, one (1) year after the date of the Participant’s death.

Upon such applicable date the Participant (and such Participant’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Options and Stock Appreciation Rights. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for a different time period in the Award Agreement, or may extend the time period, following a Termination of Service, during which the Participant has the right to exercise any vested Non-qualified Stock Option or Stock Appreciation Right, which time period may not extend beyond the expiration date of the Award term.

(b) In the event of a Participant’s Termination of Service for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted

Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or RSUs shall immediately be canceled, and the Participant (and such Participant’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or RSUs. Notwithstanding the immediately preceding sentence, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such Termination of Service that all or a portion of any such Participant’s Restricted Stock and/or RSUs shall not be so canceled and forfeited.

6.3 Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Participant’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Participant shall become a Consultant, such Participant’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Participant had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Participant, for all purposes of the Plan, such Participant shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Participant’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.2, provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Participant’s no longer being an Employee, automatically convert to a Non-qualified Stock Option. Should a Participant’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Participant shall become an Employee or a Director, such Participant’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Participant had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Participant, for all purposes of the Plan, such Participant shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

6.4 Termination of Service for Cause. Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Participant’s Award Agreement specifically provides otherwise, in the event of a Participant’s Termination of Service for Cause, all of such Participant’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such Termination of Service.

ARTICLE VII

OPTIONS

7.1 Option Period. The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

7.2 Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

7.3 Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Participant, will not constitute Incentive Stock Options because of such limitation, and shall notify the Participant of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Incentive Stock Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to the Incentive Stock Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option shall be granted more than ten (10) years from the earlier of the Effective Date or date on which the Plan is approved by the Company’s stockholders. The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Participant that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

7.4 Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the other provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of Shares (plus cash if necessary) that have been owned by the Participant for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, and 6.4, as applicable, specify the effect of Termination of Service on the exercisability of the Option. An Option Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to, upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

7.5 Option Price and Payment. The price at which an Share may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of an Share on the date such Option is granted (or 110% of Fair Market Value for an Incentive Stock Option held by Ten Percent Stockholder, as provided in Section 7.3), and (ii) shall be subject to adjustment as provided in Article XV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of Shares otherwise issuable in connection with the exercise of the Option. Separate share certificates shall be issued by the Company for those Shares acquired pursuant to the exercise of an Incentive Stock Option and for those Shares acquired pursuant to the exercise of a Non-qualified Stock Option.

7.6 Stockholder Rights and Privileges. The Participant of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such Shares as have been purchased under the Option and for which share certificates have been registered in the Participant’s name.

7.7 Options and Rights in Substitution for Stock or Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees, Directors or Consultants as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock or shares of the employing entity with the result that such employing entity becomes an Affiliate.

7.8 Prohibition Against Re-Pricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option or Stock Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

ARTICLE VIII

RESTRICTED STOCK AWARDS

8.1 Award. A Restricted Stock Award shall constitute an Award of Shares to the Participant as of the date of the Award which are subject to a “substantial risk of forfeiture” as defined under Section 83 of the Code during the specified Restriction Period. At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

8.2 Terms and Conditions. At the time any Award is made under this Article VIII, the Company and the Participant shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Company shall cause the Shares to be issued in the name of Participant, either by book-entry registration or issuance of one or more stock certificates evidencing the Shares, which Shares or certificates shall be held by the Company or the stock transfer agent or brokerage service selected by the Company to provide services for the Plan. The Shares shall be restricted from transfer and shall be subject to an appropriate stop-transfer order, and if any certificate is issued, such certificate shall bear an appropriate legend referring to the restrictions applicable to the Shares. After any Shares vest, the Company shall deliver the vested Shares, in book-entry or certificated form in the Company’s sole discretion, registered in the name of Participant or his or her legal representatives, beneficiaries or heirs, as the case may be, less any Shares withheld to pay withholding taxes. If provided for under the Restricted Stock Agreement, the Participant shall have the right to vote Shares subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Shares during the Restriction Period. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Participants to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a Change of Control resulting from the operation of the Plan or of such Restricted Stock Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical. All Shares delivered to a Participant as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Participant at the time of vesting.

8.3 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment from a Participant for Shares received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Participant shall not be required to make any payment for Shares received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

ARTICLE IX

UNRESTRICTED STOCK AWARDS

9.1 Award. Shares may be awarded (or sold) to Employees, Directors or Consultants under the Plan which are not subject to Restrictions of any kind, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

9.2 Terms and Conditions. At the time any Award is made under this Article IX, the Company and the Participant shall enter into an Unrestricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

9.3 Payment for Unrestricted Stock. The Committee shall determine the amount and form of any payment from a Participant for Shares received pursuant to an Unrestricted Stock Award, if any, provided that in the absence of such a determination, a Participant shall not be required to make any payment for Shares received pursuant to an Unrestricted Stock Award, except to the extent otherwise required by law.

ARTICLE X

RESTRICTED STOCK UNIT AWARDS

10.1 Award. A Restricted Stock Unit Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Participant at the end of a specified Restriction Period. At the time a Restricted Stock Unit Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Unit Award may have a different Restriction Period, in the discretion of the Committee. A Restricted Stock Unit shall not constitute an equity interest in the Company and shall not entitle the Participant to voting rights, dividends or any other rights associated with ownership of Shares prior to the time the Participant shall receive a distribution of Shares pursuant to Section 10.3.

10.2 Terms and Conditions. At the time any Award is made under this Article X, the Company and the Participant shall enter into a Restricted Stock Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Restricted Stock Unit Agreement shall set forth the individual service-based vesting requirement which the Participant would be required to satisfy before the Participant would become entitled to distribution pursuant to Section 10.3 and the number of Units awarded to the Participant. Such conditions shall be sufficient to constitute a “substantial risk of forfeiture” as such term is defined under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards in the Restricted Stock Unit Agreement, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable vesting period. The terms and conditions of the respective Restricted Stock Unit Agreements need not be identical.

10.3 Distributions of Shares. The Participant of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of an Share, or one Share, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Participant satisfies the applicable vesting requirement. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested (i.e., no longer subject to a “substantial risk of forfeiture”).

ARTICLE XI

PERFORMANCE UNIT AWARDS

11.1 Award. A Performance Unit Award shall constitute an Award under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) Performance Goals based on selected Performance

Criteria, a cash payment shall be made to the Participant, based on the number of Units awarded to the Participant. At the time a Performance Unit Award is made, the Committee shall establish the Performance Period and applicable Performance Goals. Each Performance Unit Award may have different Performance Goals, in the discretion of the Committee. A Performance Unit Award shall not constitute an equity interest in the Company and shall not entitle the Participant to voting rights, dividends or any other rights associated with ownership of Shares.

11.2 Terms and Conditions. At the time any Award is made under this Article XI, the Company and the Participant shall enter into a Performance Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Unit Agreement the Performance Period, Performance Criteria and Performance Goals which the Participant and/or the Company would be required to satisfy before the Participant would become entitled to payment pursuant to Section 11.3, the number of Units awarded to the Participant and the dollar value or formula assigned to each such Unit. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Agreements need not be identical.

11.3 Payments. The Participant of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Agreement if the Participant and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Agreement) the Performance Goals set forth in such Performance Unit Agreement. All payments shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

ARTICLE XII

PERFORMANCE STOCK AWARDS

12.1 Award. A Performance Stock Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Participant at the end of a specified Performance Period subject to achievement of specified Performance Goals. At the time a Performance Stock Award is made, the Committee shall establish the Performance Period and applicable Performance Goals based on selected Performance Criteria. Each Performance Stock Award may have different Performance Goals, in the discretion of the Committee. A Performance Stock Award shall not constitute an equity interest in the Company and shall not entitle the Participant to voting rights, dividends or any other rights associated with ownership of Shares unless and until the Participant shall receive a distribution of Shares pursuant to Section 11.3.

12.2 Terms and Conditions. At the time any Award is made under this Article XII, the Company and the Participant shall enter into a Performance Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Stock Agreement the Performance Period, selected Performance Criteria and Performance Goals which the Participant and/or the Company would be required to satisfy before the Participant would become entitled to the receipt of Shares pursuant to such Participant’s Performance Stock Award and the number of Shares subject to such Performance Stock Award. Such distribution shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Stock Awards, including, but not limited to, rules pertaining to the effect of the Participant’s Termination of Service prior to the expiration of the applicable performance period. The terms and conditions of the respective Performance Stock Agreements need not be identical.

12.3 Distributions of Shares. The Participant of a Performance Stock Award shall be entitled to receive a cash payment equal to the Fair Market Value of a Share, or one Share, as determined in the sole discretion of the Committee, for each Performance Stock Award subject to such Performance Stock Agreement, if the Participant satisfies the applicable vesting requirement. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

ARTICLE XIII

DISTRIBUTION EQUIVALENT RIGHTS

13.1 Award. A Distribution Equivalent Right shall entitle the Participant to receive bookkeeping credits, cash payments and/or Share distributions equal in amount to the distributions that would have been made to the Participant had the Participant held a specified number of Shares during the specified period of the Award.

13.2 Terms and Conditions. At the time any Award is made under this Article XIII, the Company and the Participant shall enter into a Distribution Equivalent Rights Award Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions, if any, including whether the Participant is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional Shares or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. Distribution Equivalent Rights Awards may be settled in cash or in Shares, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award (other than an Option or a SAR), whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Participant, as applicable, under the same conditions as under such other Award.

13.3 Interest Equivalents. The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest is credited and vested), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

ARTICLE XIV

STOCK APPRECIATION RIGHTS

14.1 Award. A Stock Appreciation Right shall constitute a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Shares between the date of Award and the date of exercise.

14.2 Terms and Conditions. At the time any Award is made under this Article XIV, the Company and the Participant shall enter into a Stock Appreciation Right Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Stock Appreciation Right Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which shall be not less than the Fair Market Value of an Share on the date of grant of the Stock Appreciation Right, (ii) the number of Shares subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of the portion of a Stock

Appreciation Right, the Participant shall receive a payment from the Company, in cash or in the form of Shares having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

(a) The excess of (i) the Fair Market Value of an Share on the date of exercise, over (ii) the Base Value, multiplied by,

(b) The number of Shares with respect to which the Stock Appreciation Right is exercised.

14.3 Tandem Stock Appreciation Rights. If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right shall be granted at the same time as the related Option, and the following special rules shall apply:

(a) The Base Value shall be equal to or greater than the per Share exercise price under the related Option;

(b) The Tandem Stock Appreciation Right may be exercised for all or part of the Shares which are subject to the related Option, but solely upon the surrender by the Participant of the Participant’s right to exercise the equivalent portion of the related Option (and when a Share is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be canceled);

(c) The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d) The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per Share exercise price under the related Option and the Fair Market Value of the Shares subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of the Shares with respect to which the Tandem Stock Appreciation Right is exercised; and

(e) The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of the Shares subject to the related Option exceeds the per Share exercise price under the related Option.

ARTICLE XV

RECAPITALIZATION OR REORGANIZATION

15.1 Adjustments to Shares. The shares with respect to which Awards may be granted under the Plan are Shares as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Participant of Shares underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of the Shares or the payment of an Share dividend on Shares without receipt of consideration by the Company, the number of Shares with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding Shares, shall be proportionately increased, and the purchase price per Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Shares, shall be proportionately reduced, and the purchase price per Share shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XV, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

15.2 Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Participant shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of Shares then covered by such Award, the number and class of shares and securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Participant had been the holder of record of the number of Shares then covered by such Award.

15.3 Other Events15.4 . In the event of changes to the outstanding Shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split-up, spin-off, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of Shares or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 15.1, 15.2 or this Section 15.3, the aggregate number of Shares available under the Plan pursuant to Section 5.1 (including the number of Shares that may be granted as Incentive Stock Options) may be appropriately adjusted by the Board, the determination of which shall be conclusive. In addition, the Committee may make provision for a cash payment to a Participant or a person who has an outstanding Award. In addition, the Committee may make provision for a cash payment to a Participant or a person who has an outstanding Award.

15.5 Change of Control. The Committee may, in its sole discretion, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control, cause any Award either (i) to be canceled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per Share in the Change of Control over the per Share exercise, base value or purchase price of such Award (which may be zero ($0) if the value of the property is equal to or less than the exercise price or base value), which may be paid immediately or over the vesting schedule of the Award; (ii) to be assumed, or new rights substituted therefore, by the surviving corporation or a parent or subsidiary of such surviving corporation following such Change of Control; (iii) accelerate any time periods, or waive any other conditions, relating to the vesting, exercise, payment or distribution of an Award so that any Award to a Participant whose employment has been terminated as a result of a Change of Control may be vested, exercised, paid or distributed in full on or before a date fixed by the Committee; (iv) to be purchased from a Participant whose employment has been terminated as a result of a Change of Control, upon the Participant’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such Award been currently exercisable or payable; or (v) terminate any then outstanding Award or make any other adjustment to the Awards then outstanding as the Committee deems necessary or appropriate to reflect such transaction or change. The number of Shares subject to any Award shall be rounded to the nearest whole number.

15.6 Powers Not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Shares or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

15.7 No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of Shares subject to Awards theretofore granted or the purchase price per Share, if applicable.

ARTICLE XVI

AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVI, until the tenth (10th) anniversary of the date on which it is adopted by the Board, provided that any termination of the Plan shall not affect any Awards that are outstanding on that date. The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Participant with respect to any Award theretofore granted without the consent of the Participant. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of stockholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Participants, (ii) except as otherwise expressly provided in Article XV, materially increase the number of Shares subject to the Plan or the individual Award Agreements specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify or suspend Section 7.7 (re-pricing prohibitions) or this Article XVI. In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Participant with respect to such Award without the consent of the Participant (unless such change is required in order to exempt the Plan or any Award from Section 409A of the Code).

ARTICLE XVII

MISCELLANEOUS

17.1 No Right to Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

17.2 No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

17.3 Other Laws; No Fractional Shares; Withholding. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Participant with respect to any Award (or Shares issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code. No fractional Shares shall be delivered, nor shall any cash in lieu of fractional Shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of Shares, no Shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, Shares (including Shares issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

17.4 No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

17.5 Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Participant except (i) by will or by the laws of descent and distribution, or (ii) where permitted under applicable tax rules, by gift to any Family Member of the Participant, subject to compliance with applicable laws. An Award may be exercisable during the lifetime of the Participant only by such Participant or by the Participant’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Participant, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Participant shall continue to be subject to the withholding requirements provided for under Section 17.3 hereof.

17.6 Beneficiary Designations. Each Participant may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Participant’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Participant’s beneficiary shall be the Participant’s estate.

17.7 Rule 16b-3. It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

17.8 Clawback Policy. Notwithstanding any contained herein or in any incentive “performance based” Awards under the Plan shall be subject to reduction, forfeiture or repayment by reason of a correction or restatement of the Company’s financial information if and to the extent such reduction or repayment is required by any applicable law. In addition to any otherwise applicable vesting or performance conditions of an Award, a Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon (a) the Participant’s misfeasance or malfeasance in connection with Participant’s employment with or services to the Company, (b) breach of any non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, (c) a termination of the Participant’s term of service for Cause, or (d) any other conduct by the Participant that the Committee determines is detrimental to the business or reputation of the Company and/or its Subsidiaries. In such an event, the Committee may, by unanimous vote, reduce, cancel, or provide for the forfeiture or recoupment of any Award made to the Participant.

17.9 Section 409A. Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code unless such Award shall be structured to be exempt from or comply with all requirements of Code Section 409A. The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (or to be exempt therefrom) and shall be so interpreted and construed and no amount shall be paid or distributed from the Plan unless and until such payment complies with all requirements of Code Section 409A. It is the intent of the Company that the provisions of this Agreement and all other plans and programs sponsored by the Company be interpreted to comply in all respects with Code Section 409A, however, the Company shall have no liability to the Participant, or any successor or beneficiary thereof, in the event taxes, penalties or excise taxes may ultimately be determined to be applicable to any payment or benefit received by the Participant or any successor or beneficiary thereof.

17.10 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

17.11 Other Benefit Plans. No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

17.12 Limits of Liability. Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

17.13 Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Florida, without regard to principles of conflicts of law.

17.14 Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

17.15 No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award. Prior to receipt of Shares or a cash distribution pursuant to the terms of an Award, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Participant shall have no greater claim to the Shares underlying such Award or any other assets of the Company or Affiliate than any other unsecured general creditor.

17.16 Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet or Telephone – Q U I C K E A S Y                I MM E D I AT E – 24 Hours a Day, 7 Days a Week or by Mail
Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on October 2, 2022.
INTERNET VOTING
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once he voting site is displayed, enter your Control Number from the proxy card and vote your shares.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.
MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
PROXY
FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED
Please mark your votes like this

1. Election of Directors:
For:
Withhold:
For:
Against:
Abstain:
(a) David Portnoy
3. Approve a non- binding advisory resolution regarding the compensation of the Company’s named executive officers
4. To consider and approve a non-binding advisory vote on the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive offices in its proxy statement for stockholder consideration
5. To approve the 2022 Equity Incentive Plan
6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before this Meeting or any adjournments or postponements thereof
Every One Year
Every Two Years
For
For
Every Three Years
Against
Against
Abstain
Abstain
Abstain
(b) Harold Berger
(c) Mark Portnoy
(d) Daniel Mizrahi
For:
Against:
Abstain:
2. Ratify the appointment of Wipfli LLP as the independent registered public accountants of the Company for the year ending November 30, 2022
CONTROL NUMBER:
Signature    Signature Date , 2022. PLEASE DATE AND SIGN name(s) exactly as shown on this proxy card. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Shareholders to be held October 3, 2022

The Proxy Statement and our 2021 Annual Report to Shareholders

are available at http://www.proxydocs.com/CCEL

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

CRYO-CELL INTERNATIONAL, INC.

ANNUAL MEETING OF SHAREHOLDERS MONDAY, OCTOBER 3, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated September 16, 2022, revoking any proxy previously given, hereby appoint(s) David Portnoy, Mark Portnoy and Jill Taymans as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of common stock of Cryo-Cell International, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 a.m., local time on Monday, October 3, 2022, at the office of Cryo-Cell International, Inc., 700 Brooker Creek Blvd., Suite 1800, Oldsmar, Florida 34677, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES FOR DIRECTOR SET FORTH HEREIN, “FOR” PROPOSALS 2 THROUGH 5 AND IN THE DISCRETION OF THE NAMED PROXIES ON ALL OTHER MATTERS.

It is important that each shareholder complete, date, sign, and mail this Proxy as soon as possible. Your vote is important!

PLEASE DO NOT FORGET TO DATE THIS PROXY ON THE REVERSE SIDE.

Change of Address:
(Please print new
address to the right)

(Continued, and to be marked, dated and signed, on the other side)